Exhibit 10.1

STOCK REPURCHASE Agreement

This Stock Repurchase Agreement (this “Agreement”), dated as of December [DATE], 2025, is entered into between MKDWELL Tech Inc., a British Virgin Islands business company registered with company number 2128871 (the “Corporation”), and [STOCKHOLDER NAME], a [   ] company registered with company number [●] (the “Seller”) (each, a “Party” and, collectively, the “Parties”).

RECITALS

WHEREAS, the Seller owns ordinary shares, par value $0.0001 per share, of the Corporation (the “Ordinary Shares”); and

WHEREAS, the Seller wishes to sell to the Corporation, and the Corporation wishes to repurchase from the Seller, [NUMBER] Ordinary Shares (the “Repurchased Shares”), as more fully described and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Stock Repurchase. Subject to the terms and conditions set forth herein, at the Closing (as defined below), the Seller shall sell, transfer, and deliver to the Corporation, and the Corporation shall purchase from the Seller (to be held in treasury), all of the Seller’s rights, title, and interest in and to the Repurchased Shares (the “Repurchase”), free and clear of any pledge, lien, charge, security interest, mortgage, claim, or other encumbrance, except as otherwise evidenced by legends on the stock certificate(s) evidencing the shares and by this Agreement (each, an “Encumbrance”). Upon payment of the Purchase Price (as defined below) at the Closing, the Seller shall cease to have any rights as a holder of the Repurchased Shares.

2. Purchase Price. The aggregate purchase price for the Repurchased Shares shall be USD$[NUMBER] (the “Purchase Price”). The Purchase Price is determined based on a per-share price of USD $0.203, which is calculated as the average closing price of the Ordinary Shares over twelve (12) trading days immediately preceding December 16, 2025, after excluding the highest and lowest closing prices.

3. Payment Terms. The Corporation shall pay the Purchase Price to the Seller at the Closing in cash or by wire transfer of immediately available funds in Renminbi (RMB), in an amount equal to the U.S. Dollar Purchase Price converted at the applicable exchange rate, to an account designated by the Seller prior to the Closing. “Applicable Exchange Rate” means a fixed exchange rate of USD 1.00 = RMB 7.20, as agreed by the Parties.

4. Withholding. The Corporation shall be entitled to deduct and withhold from the Purchase Price such amounts as the Corporation is required to deduct and withhold under the Internal Revenue Code, or any provision of state, local, or foreign tax law. To the extent that such amounts are so withheld by the Corporation, such withheld and deducted amounts will be treated for all purposes of this Agreement as having been paid to the Seller.

5. Closing. The closing of the transactions contemplated by this Agreement shall take place within five (5) business days following the execution of this Agreement at the office of the Corporation, 1F, No. 6-2, Duxing Road, Hsinchu Science Park, Hsinchu City 300, Taiwan, or remotely by exchange of documents and signatures (or their electronic counterparts) (the “Closing”), unless another time, date or place is agreed to by the Parties hereto.

6. Closing Deliverables. At the Closing, the Seller shall deliver to the Corporation the stock certificate(s) (if any) evidencing the Repurchased Shares, free and clear of all Encumbrances, duly endorsed in blank or accompanied by stock powers or other instruments of transfer duly executed in blank. The Corporation shall deliver to the Seller the full Purchase Price in accordance with Section 3, subject to Section 4.

7. Representations and Warranties of Seller. The Seller represents and warrants to the Corporation that:

(a) The Seller is the sole legal and beneficial owner of the Repurchased Shares and such ownership is free and clear of all Encumbrances;

(b) There are no agreements, obligations, commitments orders, judgments, or decrees which prohibit or restrict the voting, transfer, or assignment of the Repurchased Shares;

(c) The Seller is validly existing, in good standing and has full power and authority to enter into this Agreement and the documents to be delivered by the Seller hereunder and to consummate the transactions provided hereunder. The execution and delivery by the Seller of this Agreement and performance by the Seller of the Seller’s obligations hereunder are in accordance with its organizational documents, and have been duly authorized by all necessary corporate action on the part of the Seller. This Agreement has been duly executed and delivered to the Corporation by the Seller and constitutes a legal, valid, and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights or general equity principles (regardless of whether considered at law or in equity);

(d) If the Seller is a British Virgin Islands company, then the Seller’s disposal of the Repurchased Shares either:

(i) does not constitute a disposal of more than 50% in value of its assets;

(ii) does constitute a disposal of more than 50% in value of its assets, but its articles of association disapply section 175 of the BVI Business Companies Act, 2020 Revised Edition (as amended); or

(iii) does constitute a disposal of more than 50% in value of its assets, and it has received shareholder approval for this transaction, in accordance with the BCA.

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(e) If the Seller is a British Virgin Islands company, then the Seller is not insolvent within the meaning of section 8 of the BVI Insolvency Act, 2020 Revised Edition (as amended) and (to the best of its knowledge and belief) no steps have been taken, or resolutions passed, to appoint a liquidator of the Seller or a receiver in respect of the Seller or its assets.

(f) No consent, waiver, approval, order, permit or authorization of, or filing with, or notification to, any governmental body or any self-regulatory organization applicable to the Seller, is required on the part of the Seller in connection with (i) the execution and delivery of this Agreement and any other contracts to be executed and delivered in connection with the transactions contemplated hereby and thereby, (ii) compliance by the Seller with any of the provisions hereof or thereof, or (iii) the consummation of the transactions contemplated hereby or thereby, except for any filing required with the U.S. Securities and Exchange Commission to disclose the entry into this Agreement and the transactions contemplated hereby.

(g) the Seller has no option or other right to acquire any other shares of capital stock or other securities of the Corporation;

(h) None of the execution, delivery, or performance by the Seller, nor the consummation of the transaction contemplated hereby by the Seller will conflict with, result in the breach of, constitute a default under or accelerate the performance required by the terms of:

(i) Any applicable law;

(ii) The provisions of any material contract or agreement to which the Seller is a party or to which any of the Seller’s material assets are bound; or

(iii) Any of the Seller’s organizational documents.

(i) There is no action pending, or to the knowledge of the Seller, threatened against the Seller or its affiliates which, if adversely determined, would prevent the consummation of the transaction contemplated by this Agreement. There is no action by the Seller pending or threatened against any other person relating to the Repurchased Shares owned by the Seller.

(j) By reason of the Seller’s business or financial experience (either alone or together with the Seller’s advisers), the Seller has the capacity to protect the Seller’s own interests in connection with the sale of the Repurchased Shares to the Corporation and to evaluate the potential risks and benefits of the sale hereunder of the Repurchased Shares;

(k) The Seller has received all of the information that the Seller considers necessary or appropriate for deciding whether to sell the Repurchased Shares hereunder and perform the other transactions contemplated hereby. The Seller further represents that the Seller has had an opportunity to review the Corporation’s filings with the U.S. Securities and Exchange Commission, to ask questions and receive answers from the Corporation regarding the business, properties, prospects, and financial condition of the Corporation and its subsidiaries and to seek from the Corporation such additional information as the Seller has deemed necessary to verify the accuracy of any such information furnished or otherwise made available to the Seller by or on behalf of the Corporation. Notwithstanding the forgoing, the Seller acknowledges and understands that the Corporation and its subsidiaries and representatives may be in possession of material non-public information not known to such Seller. The Seller further acknowledges that such information may be indicative of a value of the Repurchased Shares that may be substantially less or substantially more than the Purchase Price or otherwise adverse to the Seller and that such information may be material to the Seller’s decision to sell the Repurchased Shares;

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(l) The Seller acknowledges that the Seller will have no future participation in any Corporation gains, losses, profits, or distributions with respect to the Repurchased Shares or otherwise as a stockholder. If the Repurchased Shares increase in value by any means, the Seller acknowledges that the Seller is voluntarily forfeiting any opportunity to share in any resulting increase in value;

(m) The Seller has had an opportunity to review with the Seller’s tax advisers the federal, state, local and foreign tax consequences of the Repurchase and the transactions contemplated by this Agreement. The Seller is relying solely on such advisers and not on any statements or representations of the Corporation or any of its agents. The Seller understands that the Seller (and not the Corporation) shall be responsible for the Seller’s tax liability and any related interest and penalties that may arise as a result of the transactions contemplated by this Agreement.

8. Representations and Warranties of the Corporation. The Corporation represents and warrants to the Seller that:

(a) The execution and delivery by the Corporation of this Agreement and performance by the Corporation of its obligations hereunder have been duly authorized by all necessary corporate action on the part of the Corporation. This Agreement has been duly executed and delivered to the Seller by the Corporation and constitutes a legal, valid, and binding obligation of the Corporation, enforceable against the Corporation in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights or general equity principles (regardless of whether considered at law or in equity);

(b) None of the execution, delivery, or performance by the Corporation, nor the consummation of the transaction contemplated hereby by the Corporation will conflict with, result in the breach of, constitute a default under or accelerate the performance required by the terms of:

(i) Any applicable law;

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(ii) The provisions of any material contract or agreement to which the Corporation is a party or to which any of the Corporation’s material assets are bound; or

(iii) Any of the Corporation’s organizational documents.

(c) There is no action pending, or to the knowledge of the Corporation, threatened against the Corporation or its subsidiaries which, if adversely determined, would prevent the consummation of the transaction contemplated by this Agreement.

9. Reserved.

10. Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of New York . Any legal suit, action, or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby shall be instituted in the federal courts of the United States of America or the courts of the State of New York in each case located in New York, New York, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action, or proceeding.

11. Further Assurances. The Parties shall execute and deliver such additional documents, instruments, conveyances, and assurances and take such further action as may be reasonably required to effectuate the transactions contemplated by this Agreement.

12. Survival of Representations and Warranties. The representations and warranties contained herein or made in writing by the Parties shall survive the closing for six (6) months.

13. Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be borne by the Party incurring such costs and expenses.

14. Notices. Any notice or other communication under this Agreement shall be in writing and shall be deemed given if delivered personally or by registered or certified mail, postage prepaid, addressed to the respective parties at the addresses set forth on the signature page hereof (or to such other addresses as shall be specified by two days’ advance written notice to the other party).

15. Interpretation; Headings. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the Party drafting an instrument or causing any instrument to be drafted. The headings in this Agreement are for reference only and shall not by themselves affect the interpretation of this Agreement.

16. Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each provision of this Agreement shall be severable and enforceable to the extent permitted by law.

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17. Entire Agreement. This Agreement and the documents to be delivered hereunder constitute the sole and entire agreement of the Parties with respect to the subject matter contained herein and therein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.

18. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the heirs, legal representatives, successors, and permitted assigns of the Parties.

19. Amendments; Waiver. No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by both of the Parties. No waiver of any of the provisions of this Agreement shall be binding unless in the form of a writing signed by the party against whom enforcement of the waiver is sought, and no such waiver shall operate as a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver. Except as specifically provided herein, no failure to exercise or any delay in exercising any right or remedy hereunder shall constitute a waiver thereof.

20. Waiver of Jury Trial. Each Party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues and, therefore, such Party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Agreement or the transactions contemplated hereby.

21. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, email, or other means of electronic transmission shall have the same legal effect as delivery of an original signed copy of this Agreement.

[signature page follows]

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first written above.

[SELLER NAME]

By
Name:
[Title: ]

Address:
[SELLER ADDRESS]
[EMAIL ADDRESS]

MKDWELL Tech Inc.

By
Name:	Ming-Chia Huang
Title: CEO

Address:
[ADDRESS]
[EMAIL ADDRESS]

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